SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


           DATE OF REPORT: August 1, 2005 COMMISSION FILE NO. 0-19485



                         ADVANCED ENERGY RECOVERY, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                                            84-1069416
 ------------------------------                            --------------------
(State or other jurisdiction of                           (IRS Employer
 incorporation or organization)                           Identification Number)



 5799 BROADMOOR, STE 750,  MISSION, KS                           66218
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(Address of principal executive offices)                      (Zip Code)



     Registrant's Telephone Number (executive office), including Area Code:
                                 (913) 535-1072


          (Former name or former address, if changed since last report)

Check the appropriate item below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the follow provisions.

     ___  Written communications pursuant to Rule 425 under the Securities Act.

     ___Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

     ___Pre-commencement communications pursuant to Rule 14d-2(b).

     ___Pre-commencement communications pursuant to Rule 13e-4 (c).

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 26, 2005, Allen Drilling Acquisition Company, a wholly owned subsidiary of Registrant ("ADAC") executed an "Amendment To Agreement" (the "Amendment"), which Amendment modified certain provisions of the March 6, 2003, agreement between ADAC and Gateway Energy Corporation as related to the Madisonville Project Pipeline Facilities. The Amendment was necessary to enable Gateway to sell certain of the Pipeline Facilities. The Amendment provides among other things for; (a) a waiver of the notification by ADAC of it's election to pay off the $900,000 Term Note and exercise of the Equity Participation Option;
(b) receipt by ADAC of certain consideration pursuant to a May 7, 2004 amendment to the 2003 agreement, and; (c) the transfer to a newly formed LLC, which LLC will be owned by ADAC (33.33%) and by Gateway (66.67%), of the 10" Transportation System along with certain ancillary equipment, and a Transportation Agreement between Gateway and the purchaser of the Pipeline Facilities. The transactions are required to be closed and funded by August 31, 2005.




                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ADVANCED ENERGY RECOVERY, INC.
                                                     (Registrant)


August 1, 2005                              By:  /s/  Charles A. Holtgraves
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                                                      Charles A. Holtgraves,
                                                      President

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